UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 1, 2010

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 1, 2010, Reliance Steel & Aluminum Co. (the “Company”) announced the appointment of Stephen P. Koch, 43, as Vice President, Operations of the Company, effective as of April 1, 2010. Mr. Koch will oversee several of the Company’s subsidiaries. He will report to President and Chief Operating Officer, Gregg J. Mollins.
     Since June 2007 Mr. Koch has been the President and Chief Operating Officer of Chapel Steel Corp., a Pennsylvania corporation and a wholly-owned subsidiary of the Company. He previously held the positions of sales representative, sales manager and Executive Vice President of Chapel Steel Corp.
     A copy of the Company’s press release dated March 1, 2010 announcing the appointment of Mr. Koch is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 1, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.
Dated: March 2, 2010	By:	/s/ David H. Hannah
David H. Hannah
Chairman and Chief Executive Officer

RELIANCE STEEL & ALUMINUM CO.
FORM 8–K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 1, 2010

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